UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 25, 2007

ALLIANCEBERNSTEIN L.P.
(Exact name of registrant as specified in its charter)

Delaware	000-29961	13-4064930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.	Financial Information

Item 2.02.	Results of Operations and Financial Condition.

AllianceBernstein L.P. (“AllianceBernstein”) is furnishing the news release it issued on July 25, 2007 concerning financial and operating results for the quarter ended June 30, 2007 (“Earnings Release”).  The Earnings Release is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing its Second Quarter 2007 Review, dated July 25, 2007 (“Review”).  The Review is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing a transcript of its conference call with analysts relating to financial and operating results for the quarter ended June 30, 2007 (“Transcript”).  The call took place on July 25, 2007.  The Transcript is attached hereto as Exhibit 99.03.

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein is furnishing the Earnings Release, which is attached hereto as Exhibit 99.01.

AllianceBernstein is furnishing the Review, which is attached hereto as Exhibit 99.02.

AllianceBernstein is furnishing the Transcript, which is attached hereto as Exhibit 99.03.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	Earnings Release.

99.02	Review.

99.03	Transcript.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALLIANCEBERNSTEIN L.P.

Dated: July 26, 2007	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Senior Vice President and Chief Financial Officer